UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Pending Sale – Fairfield Property

On September 24, 2013, CNL Growth Properties, Inc. (the “Company”), through an affiliate, together with AHC Fairfield Operator, LLC, formed a joint venture (the “Fairfield Joint Venture”), which purchased a fee simple interest in an approximately 12.8-acre parcel of land located in Cypress, Harris County, Texas, a suburb of Houston, on which the Joint Venture developed, constructed and now operates a 294-unit “Class A” garden-style multifamily residential community known as “Fairfield Ranch” (the “Fairfield Property”).

On May 17, 2017, the Fairfield Joint Venture entered into an Agreement of Purchase and Sale (the “Fairfield Agreement”) with Ilan Investments, LLC, a Texas limited liability company and an unaffiliated third party (the “Fairfield Buyer”), for the sale of the Fairfield Property (the “Fairfield Sale”). The sale price for the Fairfield Property is approximately $39.9 million. The Fairfield Buyer paid into escrow a $1.0 million earnest money deposit. If the Fairfield Buyer does not terminate the Fairfield Agreement on or before the end of the inspection period on May 24, 2017, the earnest money deposit will be nonrefundable, except in the event of the Fairfield Joint Venture’s breach of the Fairfield Agreement or failure to satisfy conditions to the consummation of the Fairfield Sale.

The Fairfield Agreement contains customary representations, warranties, covenants and indemnities of the Fairfield Joint Venture and the Fairfield Buyer. The Company currently anticipates that the consummation of the Fairfield Sale will occur on or about June 23, 2017; provided, however, that there can be no assurance that the Fairfield Sale will ultimately be completed.

Pending Sale – Aura at The Rim Property

On February 18, 2014, the Company, through an affiliate, together with Akard Street The Rim, LLC, a Delaware limited liability company, and TRG Rim, L.P., a Delaware limited partnership, formed a joint venture (the “Aura Joint Venture”), which purchased a fee simple interest in an approximately 11.2-acre parcel of land located within The Rim, a mixed-use development in northwest San Antonio, Bexar County, Texas, on which the Aura Joint Venture developed, constructed and now operates a 308-unit “Class A” urban style multifamily residential community known as “Aura at The Rim” (the “Aura at The Rim Property”).

On May 19, 2017, the Aura Joint Venture entered into a Purchase and Sale Agreement (the “Aura Agreement”) with BES Acquisitions, LLC, an Illinois limited liability company and an unaffiliated third party (the “Aura Buyer”), for the sale of the Aura at The Rim Property (the “Aura Sale”). The sale price for the Aura at The Rim Property is approximately $48 million, subject to customary prorations and adjustments. The Aura Buyer will pay into escrow a $0.5 million earnest money deposit. If the Aura Buyer does not terminate the Aura Agreement on or before the end of the feasibility period on June 14, 2017, the earnest money deposit will be nonrefundable, except in the event of the Aura Joint Venture’s breach of the Aura Agreement or failure to satisfy conditions to the consummation of the Aura Sale.

The Aura Agreement contains customary representations, warranties, covenants and indemnities of the Aura Joint Venture and the Aura Buyer. The Company currently anticipates that the consummation of the Aura Sale will occur on or about July 14, 2017; provided, however, that there can be no assurance that the Aura Sale will ultimately be completed.

Pending Sale – Spring Property

On December 20, 2013, the Company, through an affiliate, together with MCRT Spring Town LLC, formed a joint venture (the “Spring Joint Venture”), which purchased a fee simple interest in an approximately 19.5-acre parcel of land located in Spring, Harris County, Texas, a suburb of Houston, on which the Spring Joint Venture developed, constructed and now operates a 396-unit “Class A” garden-style multifamily residential community known as “Modera at Spring Town Center” (the “Spring Property”).

On May 23, 2017, the Spring Joint Venture entered into a Purchase and Sale Agreement (the “Spring Agreement”) with Abbey Residential, LLC, an Alabama limited liability company and an unaffiliated third party (the “Spring Buyer”), for the sale of the Spring Property (the “Spring Sale”). The sale price for the Spring Property is approximately $49.8 million. The Spring Buyer will pay into escrow a $1.0 million earnest money deposit, which is comprised of a $100,000 portion which is non-refundable (except in certain specified circumstances) and a $900,000 portion which becomes non-refundable if the Spring Buyer does not terminate the Spring Agreement on or before the end of the inspection period on May 24, 2017, except in the event of certain refundable termination events specified in the Spring Agreement or the Spring Joint Venture’s breach of the Spring Agreement or failure to satisfy conditions to the consummation of the Spring Sale.

The Spring Agreement contains customary representations, warranties, covenants and indemnities of the Spring Joint Venture and the Spring Buyer. The Company currently anticipates that the consummation of the Spring Sale will occur on or about June 23, 2017; provided, however, that there can be no assurance that the Spring Sale will ultimately be completed.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not statements of historical fact, including statements about the timing and consummation of the pending sales described herein, constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, statements of future economic performance, and other future conditions and forecasts of future events and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s inability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlgrowthproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which they are made; the Company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2017		CNL GROWTH PROPERTIES, INC. a Maryland corporation

	By:	/s/ Tammy J. Tipton
Tammy J. Tipton Chief Financial Officer